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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):    JANUARY 14, 1997



                              DM MANAGEMENT COMPANY
               (Exact name of registrant as specified in charter)

          DELAWARE                    0-22480                04-2973769
(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
  of Incorporation)                                      Identification No.)


25 RECREATION PARK DRIVE, HINGHAM, MA                           02043
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:               (617) 740-2718


                                                        Total Number of Pages 21
                                                 Exhibit Index Located on Page 3



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ITEM 8.      CHANGE IN FISCAL YEAR.

        On January 14, 1997, the Company's Board of Directors approved a change in the Company's fiscal year end from the last Saturday in June to the last Saturday in December and amended Sections 3.2 and 9.5 of the Company's By-Laws to reflect this change. The Company will file a report covering the transition period for the six months ended December 28, 1996 on Form 10-K.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Exhibits.

3.2     By-Laws of the Company, as amended

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DM MANAGEMENT COMPANY


Date: January 24, 1997        By:/s/Samuel L. Shanaman
                                 --------------------------------
                                    Samuel L. Shanaman
                                    Authorized Officer
                                    Executive Vice President, Chief Operating
                                    Officer and Chief Financial Officer
                                    (Principal Financial Officer)



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                                  EXHIBIT INDEX

                                                    Page Number in sequentially
Exhibit No.  Exhibit                                numbered copy
-----------  -------                                ---------------------------

3.2          By-Laws of the Company, as amended                               4





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